                 CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF

                               AIM BLUE CHIP FUND

                          Supplement dated July 1, 2002
                      to the Prospectus dated June 3, 2002
                  as supplemented June 3, 2002 and June 7, 2002

This supplement supercedes and replaces in their entirety the supplements dated June 3, 2002 and June 7, 2002.

The Securities and Exchange Commission ("SEC") has adopted a rule that generally requires mutual funds that have names suggesting a focus in a particular type of investment, industry or geographic region to invest at least 80% of their assets in such investment, industry or geographic region. In accordance with the requirements of this new SEC rule and the underlying statutory purposes of the new rule, the Board of Trustees of the fund has approved the changes to the fund's investment strategies described in this supplement.

The following information replaces in its entirety the second paragraph under the heading "INVESTMENT OBJECTIVES AND STRATEGIES":

      "The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in securities of blue chip companies. In complying with this 80% investment requirement, the fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers blue chip companies to be large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) with leading market positions and which possess the following characteristics:

         o MARKET CHARACTERISTICS - Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies that have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.


         o FINANCIAL CHARACTERISTICS - Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors; (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

      The portfolio managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth of capital and current income, the fund may invest in United States government securities and high-quality debt securities. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase."

The following paragraph replaces in its entirety the third paragraph under the heading "INVESTMENT OBJECTIVES AND STRATEGIES":

      "In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective."

A new class of shares, Class R shares, recently was added to certain of the AIM Funds that are Category I and II Funds. In conjunction with the addition of the Class R shares, the Boards of Directors/Trustees of the AIM Funds have approved certain changes with respect to the Class A shares of all Category I and II Funds.

The following changes, which become effective November 1, 2002, relate solely to purchases of $1,000,000 or more ("Large Purchase(s)") of Class A shares of Category I and II Funds by qualified retirement plans ("Plans"). No changes will be made with respect to Class A shares of Category I and II Funds purchased by persons or entities other than Plans or with respect to Class A shares of Category III Funds.

Large Purchases of Class A shares currently are subject to a contingent deferred sales charge of 1.00% of net assets for eighteen months, commencing on the date of purchase.

Effective November 1, 2002, provided that the applicable dealer of record is able to establish that a Plan's Large Purchase of Class A shares is a new investment, A I M Distributors, Inc. ("AIM Distributors") will pay a dealer concession or advance a service fee (collectively, "dealer concessions") to the dealer of record in connection with such Large Purchase and such Class A shares will be subject to a contingent deferred sales charge of 1.00% of net assets for twelve months, commencing on the date the Plan first deposits money in the AIM Fund account. A "new investment" means a purchase payment consisting of funds that represent a new investment in the AIM Funds, rather than funds that represent the proceeds of one or more exchanges of shares that involved shares of an AIM Fund or funds that represent the proceeds of one or more retirement plan loan repayments that involved shares of an AIM Fund. If the applicable dealer of record is unable to establish that a Plan's Large Purchase of Class A shares is a new investment, AIM Distributors will not pay a dealer concession in connection with such Large Purchase and such Class A shares will not be subject to a contingent deferred sales charge.